Exhibit 99.1

Magnum Hunter Cleansing Materials April 2016 PRIVATE & CONFIDENTIAL SUBJECT TO COMMON INTEREST PRIVILEGE PREPARED AT THE REQUEST OF COUNSEL

Midstream / Downstream Vendor Overview Vendor Status Management has had ongoing discussions to a mend and assume contracts to decrease monthly rates. While no settlement has been finalize, the Company continues to engage with Vendor 2. Vendor 2 Vendor 4 No communications to date. Decision to reject or assume depends on Vendor 3 decision. address acreage dedications. Management is expecting a revised proposal week of 2/2/2016. The Debtors are proposing a global settlement that will lower pricing and rates and will reject the Gas Purchase Agreement and Master Netting and Setoff Agreement. Further, the global settlement contemplates a waiver of any associated rejection damages. Vendor 6 has not yet agreed to such settlement terms but communications are expected to continue. Vendor 6 Management has had ongoing discussions and parties have agreed to a mutual termination and release of the transaction confirmation and asset management agreements. Both parties shall have no further obligations or liabilities to each other pursuant to the contracts. Debtors will seek approval of termination and mutual release week of 2/1/2016. Vendor 10 Management has had ongoing communications with Vendor 12 and are negotiating a proposal to amend the contract volume commitments and L/C amounts. An agreement has not been reached, but Management is hopeful that one will be reached in the near future. Vendor 12 default under the agreement. Debtor intends to reject this agreement. Vendor 14 No communications to date. 1 CONFIDENTIAL; SUBJECT TO COMMON INTEREST PRIVILEGE Vendor 15 No communications to date. Vendor 13 No communications since letters were exchanged in late 2015 regarding the release of capacity back to Vendor 13 and the Debtor being in Vendor 11Communications expected to commence 2/2/2016. Vendor 9 No communications to date. Vendor 5 Management has had ongoing discussions to a mend and assume contracts to reduce volume commitments, improve rate economics , and Though Management originally planned to reject the gas purchase agreement, there have been recent discussions with Vendor 3 that have Vendor 3 addressed the potential for an amendment to the current agreement that would reduce the ra te on throughput shortfall while keeping all other economics the same. Vendor 3 will discuss internally and reach out to the Company in the coming week to discuss options. Vendor 1 No communications to date. Debtor intends to reject certain Individual Transaction Confirmations ("ITCs"). Vendor Communications Status

Business Plan Operating Scenarios ($ in millions, unless otherwise noted) 2016 - 2020 Totals Units Drilled Wells Spud Total EBITDAX Total Production Lease Extension Capex Drilling and Completion Capex Total Unlevered Free Cash Flow Total Levered Free Cash Flow Ending Cash at 12/31/2020 2 2 (17.4) $107.3 (3.1) (9.3) (88.0) (1.8) $40.6 2 2 (17.4) $107.3 (47.2) (9.3) (132.1) (45.8) ($3.5) 18 21 60.5 $179.1 (11.0) (194.5) (207.6) (91.3) ($48.9) Required Capital Exit Facility Incremental RBL Borrowings New Equity Funding Total Funding Required Total Funding Required (Ex. Asset Sales) $50.0 $50.0 3.5 $50.0 -- -- 43.2 -- 48.9 $50.0 $120.0 $53.5 $123.5 $142.1 $212.1 2020 Asset Metrics Borrowing Base Proved Reserves (Bcfe) Non-Proved Net Acreage Position FY 2020 EBITDAX $29.1 179 123,831 ($11.1) $29.1 179 136,789 ($11.1) $82.1 735 125,215 $19.8 2 CONFIDENTIAL; SUBJECT TO COMMON INTEREST PRIVILEGE Scenario 3 Scenario 2 Scenario 1

Business Plan Operating Scenarios (cont’d) ($ in millions, unless otherwise noted) 2016 - 2020 Totals Units Drilled Wells Spud Total EBITDAX Total Production Lease Extension Capex Drilling and Completion Capex Total Unlevered Free Cash Flow Total Levered Free Cash Flow Ending Cash at 12/31/2020 14 17 53.2 $175.6 (10.5) (156.3) (173.6) (40.2) $2.2 7 23 73.0 $194.6 (7.7) (166.0) (160.0) (39.2) $3.2 23 27 102.3 $209.2 (19.9) (265.0) (242.9) (37.4) $5.0 13 37 157.4 $254.4 (10.7) (307.2) (223.6) (40.0) $2.3 Required Capital Exit Facility Incremental RBL Borrowings New Equity Funding Total Funding Required Total Funding Required (Ex. Asset Sales) $50.0 34.1 25.0 $50.0 16.0 25.0 $50.0 52.9 75.0 $50.0 33.4 75.0 $109.1 $179.1 $91.0 $161.0 $177.9 $247.9 $158.4 $228.4 2020 Asset Metrics Borrowing Base Proved Reserves (Bcfe) Non-Proved Net Acreage Position FY 2020 EBITDAX $67.0 574 125,088 $4.3 $53.5 329 124,535 $6.3 $95.1 893 128,057 $33.1 $68.5 421 125,118 $38.9 3 CONFIDENTIAL; SUBJECT TO COMMON INTEREST PRIVILEGE Scenario 4 Scenario 5 Case A Case B Case A Case B

G&A Overview Headcount as of Year-End: (Decrease) Engineering Bakken Hunter MHP Triad Hunter Alpha Hunter Administrative & Executive Accounting & Finance Corporate Aviation Human Resources Internal Audit IT Legal Tax Discontinued Operations $ 1,115,373 3,777,214 4,097,450 5,546,725 2,678,949 6,979,725 8,334,907 1,476,110 945,497 4,680,400 1,413,129 9,489,478 2,339,040 $ 1,425,088 969,457 2,246,858 3,787,096 1,007,534 6,666,711 7,816,576 968,481 833,578 1,284,782 2,589,801 6,546,931 1,212,171 $ 309,715 (2,807,757) (1,850,592) (1,759,628) (1,671,414) (313,015) (518,331) (507,628) (111,919) (3,395,618) 1,176,672 (2,942,547) (1,126,869) $ 800,088 219,457 1,446,858 1,674,944 744,535 4,166,711 4,916,576 218,481 422,871 284,782 1,889,801 2,376,931 712,171 $ (625,000) (750,000) (800,000) (2,112,153) (263,000) (2,500,000) (2,900,000) (750,000) (410,707) (1,000,000) (700,000) (4,170,000) (500,000) 0 6 11 11 7 9 59 3 4 1 3 4 3 2 0 12 9 3 7 34 3 4 0 3 4 3 2 (6) 1 (2) (4) (2) (25) 0 0 (1) 0 0 0 8,021,317 (333,206) (8,354,523) - 333,206 1 0 (1) $ 60,895,314 $ 37,021,859 $ (23,873,454) $ 19,874,205 $ (17,147,654) 122 84 (38) [1] 2014 amounts represent G&A expense as stated in the December 31, 2014 Magnum Hunter Resources Corporation Form 10-K, excluding $47.8M of non-cash items. [2] 2015 amounts represent ten months of actual G&A expense (as booked in the Company’s accounting databases year-to-date through October 31, 2015, and two months of projected expenses extrapolated using January – October 2015 activity. 4 CONFIDENTIAL; SUBJECT TO COMMON INTEREST PRIVILEGE General & Administrative 2014 2015 Increase / General & Adminstrative Expense Department2014[1] 2015[2] 2014/ 2015 Difference 2016 Plan 2015 / 2016 Difference